GOODWILL (Tables)	12 Months Ended
Dec. 31, 2012
GOODWILL
Schedule of changes in the carrying amount of goodwill

	2011	2012

Gross amount:
Beginning balance	41,229	49,684
Goodwill arising from acquisitions	6,513	1,558
Exchange differences	1,942	130
Ending balance	49,684	51,372
Accumulated goodwill impairment loss:		—
Beginning balance	—	(21,686)
Additional loss on impairment	(21,457)	(29,597)
Exchange differences	(229)	(89)
Ending balance	(21,686)	(51,372)
Goodwill, net	27,998	—